Exhibit 99.2

Trustmark

Second Quarter 2024 Financial Results

July 23, 2024

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state, national and international economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements, the demand for the products and services we offer, potential unexpected adverse outcomes in pending litigation matters, our ability to attract and retain noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Completed Significant Actions to Increase Earnings, Enhance Profitability Profile, Reduce Risk, and Strengthen Capital Flexibility

Q2-24 Significant Non-Routine Transactions

- Completed the previously announced sale of Fisher Brown Bottrell Insurance, Inc. (FBBI)
  - Capitalized on sale of insurance brokerage subsidiary at extremely attractive valuation: 5.9x Revenue, 28x Net Income[(1)]
  - Recognized pre-tax gain on sale of $228.3 million ($171.2 million; net of taxes)

- Restructured investment securities portfolio to enhance earnings and profitability profile
  - Sold available for sale securities of $1.6 billion with an average yield of 1.36%, which generated a loss of $182.8 million ($137.1 million, net of taxes)
  - Purchased $1.4 billion of available for sale securities with an average yield of 4.85%

- Reduced risk with sale of select mortgage loans
  - Sold portfolio of 1-4 family mortgage loans that were three payments delinquent and/or nonaccrual at time of selection totaling $56.2 million (Mortgage Loan Sale), which resulted in a loss of $13.4 million ($10.1 million, net of taxes)
    - Credit portion of the loss totaled $8.6 million and was recorded as adjustments to charge-offs and the provision for credit losses
    - The non-credit portion of the loss totaled $4.8 million and was recorded to noninterest income in other, net
  - Mortgage Loan Sale drove a $54.1 million reduction in nonperforming loans

- Exchanged Visa Class B-1 shares for Visa Class B-2 Shares and Visa Class C common stock; Visa Class C stock exchange resulted in a gain of $8.1 million ($6.0 million, net of taxes) and recorded to noninterest income in other, net

(1) Based on 2023 performance

Adjusted Continuing Operations 2Q-24 vs 1Q-24

$ in thousands, except per share data

	Q2-24							Q1-24			
	Total GAAP	Disc Operations: Sale of Insurance	Disc Operations: Insurance Results	Continuing Operations GAAP	Securities Reposition	Non-Routine	Adjusted Continuing Operations Non-GAAP	Total GAAP	Disc Operations - Insurance Results	Continuing Operations GAAP	Linked Qtr $ Change
Net Interest Income	$141,029	$ -	$ -	$ 141,029	$ -	$ -	$ 141,029	$132,830	$ -	$ 132,830	$ 8,199
Noninterest Income	99,247	228,272	12,261	(141,286)	(182,792)	3,258	38,248	55,349	15,994	39,355	(1,107)
Total Revenue	240,276	228,272	12,261	(257)	(182,792)	3,258	179,277	188,179	15,994	172,185	7,092
Noninterest Expenses	126,219	-	7,893	118,326	-	-	118,326	131,146	11,482	119,664	(1,338)
PPNR	114,057	228,272	4,368	(118,583)	(182,792)	3,258	60,951	57,033	4,512	52,521	8,430
Prov. for Credit Losses	19,729	-	-	19,729	-	8,633	11,096	7,516	-	7,516	3,580
Pre-Tax Income	94,328	228,272	4,368	(138,312)	(182,792)	(5,375)	49,855	49,517	4,512	45,005	4,850
Income Taxes	20,496	57,068	1,135	(37,707)	(45,698)	(1,344)	9,335	7,982	1,150	6,832	2,503
Net Income	$ 73,832	$ 171,204	$ 3,233	$ (100,605)	$ (137,094)	$ (4,031)	$ 40,520	$ 41,535	$ 3,362	$ 38,173	$ 2,347
EPS - Diluted	$ 1.20	$ 2.79	$ 0.05	$ (1.64)	$ (2.23)	$ (0.07)	$ 0.66	$ 0.68	$ 0.05	$ 0.62	$ 0.04

Significant Non-Routine Items during Q2-24 Include:

1) Visa C shares gain (pre-tax $8.1 million) included in Other, Net in noninterest Income.

2) Mortgage Loan Sale (pre-tax loss totaling $13.4 million) shown in two-line items above:

   a) loss of $4.8 million included in Other, Net in noninterest income, and

   b) additional Provision for Credit Losses of $8.6 million.

Note: Continuing Operations during the Q1-24 had no significant non-routine items.

Trustmark

Q2-24 Financial Highlights

Completed Significant Actions to Increase Earnings, Enhance Profitability Profile, Reduce Risk, and Strengthen Capital Flexibility

Balance Sheet

- Loans Held for Investment (HFI) increased $97.5 million, or 0.7%, linked-quarter, and $541.5 million, or 4.3%, year-over-year
- Deposits totaled $15.5 billion, a linked-quarter increase of $124.3 million, or 0.8%, and a $549.0 million, or 3.7%, increase year-over-year

Profitable Revenue Generation

- Net interest income (FTE) totaled $144.3 million, up $8.1 million, or 6.0%, linked-quarter, which resulted in a net interest margin of 3.38%, a 17-basis point increase from the prior quarter
- GAAP revenue was negative $0.3 million in the second quarter, while revenue from adjusted continuing operations(1) totaled $179.3 million, an increase of $7.1 million, or 4.1%, linked-quarter
- GAAP noninterest income was negative $141.3 million in the second quarter, while noninterest income from adjusted continuing operations(1) totaled $38.2 million, representing 21.3% of total revenue from adjusted continuing operations(1)

Expense Management

- Noninterest expense totaled $118.3 million, a decline of $1.3 million, or 1.1%, from the prior quarter, reflecting on-going expense management priorities

Credit Quality

- Nonaccrual loans declined $54.1 million, or 55.0%, linked-quarter, driven by the Mortgage Loan Sale
- Net charge-offs totaled $11.6 million for the second quarter; excluding the Mortgage Loan Sale, net charge-offs totaled $3.0 million, representing 0.09% of average loans
- Allowance for credit losses (ACL) represented 1.18% of loans HFI and 840.20% of nonaccrual loans, excluding individually analyzed loans, at June 30, 2024

Capital Management

- Enhanced strong capital position with CET1 ratio of 10.92% and total risk-based capital ratio of 13.29%
- Board of Directors declared quarterly cash dividend of $0.23 per share

At June 30, 2024	
Total Assets	$18.5 billion
Loans (HFI)	$13.2 billion
Total Deposits	$15.5 billion
Banking Centers	170

	Q2-24	Q1-24	Q2-23
Net Income ($ in millions)			
GAAP	*$73.8*	*$41.5*	*$45.0*
Adj. Cont. Ops(1)	*$40.5*	*$38.2*	*$41.2*
EPS – Diluted			
GAAP	*$1.20*	*$0.68*	*$0.74*
Adj. Cont. Ops(1)	*$0.66*	*$0.62*	*$0.67*
ROAA			
GAAP	*1.58%*	*0.89%*	*0.96%*
Adj. Cont. Ops(1)	*0.87%*	*0.83%*	*0.88%*
ROATE			
GAAP	*21.91%*	*12.98%*	*15.18%*
Adj. Cont. Ops(1)	*11.14%*	*11.45%*	*13.28%*
Dividends / Share	$0.23	$0.23	$0.23
TE/TA	8.52%	7.47%	6.83%

Source: Company reports

(1) Financial measures from adjusted continuing operations. Please refer to page 20 for Reconciliation of GAAP to Non-GAAP Results. For additional non-GAAP measures, please refer to the Earnings Release dated July 23, 2024, and the Consolidated Financial Information, Note 1 – Significant Non-Routine Transactions and Note 7 – Non-GAAP Financial Measures

2024 Full Year Outlook Commentary[1]

Reflecting closed sale of FBBI and Completed Balance Sheet Repositioning

Balance Sheet	• Loans HFI expected to grow low-single digits • Deposit balances expected to grow low-single digits • Securities balances expected to remain stable at about 2Q24 ending balance based on reinvestment of portfolio cash flows, subject to impact of changes in market interest rates on AOCI
Net Interest Income	• NII expected to increase low-single digits in 2024 reflecting continued earning asset growth, stabilizing deposit cost, and accretion from balance sheet repositioning resulting in full year NIM of approximately 3.40% based on market implied forward interest rates. NIM expected to be in range of 3.55% to 3.60% in the second half of 2024.
Credit	• Total provision for credit losses, including unfunded commitments, is dependent upon credit quality trends, current macroeconomic forecast, and future loan growth • Net charge-offs from continuing operations are expected to remain below the industry average based upon the current economic outlook
Noninterest Income	• Noninterest income from continuing operations in second half of 2024 is expected to increase low-single digits compared to the first half of 2024
Noninterest Expense	• Noninterest expense from continuing operations in the second half of 2024 is expected to increase low-single digits compared to the first half of 2024
Capital	• Will continue disciplined approach to capital deployment with preference for organic loan growth, potential market expansion, M&A or other general corporate purposes depending on market conditions • Will continue to assess the Board of Directors approved 2024 share repurchase program as the market and balance sheet dictate • Will maintain a strong capital position; ample to implement corporate priorities/initiatives

Source: Company reports

(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

Loans Held for Investment (HFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

Loans HFI ($ in millions)[1]	6/30/2024	Change LQ	Change Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 1,639	$ 100	$ (84)
Secured by 1-4 family residential prop.	2,878	(13)	24
Secured by nonfarm, nonresidential prop.	3,599	55	127
Other real estate secured	1,345	(40)	391
Commercial and industrial loans	1,881	(42)	(3)
Consumer loans	153	(3)	(10)
State and other political subdivision loans	1,053	0	(59)
Other Loans & Leases	608	40	156
Total LHFI	$ 13,155	$ 97	$ 541

Loan Portfolio Composition 06/30/24[1]



Other RE, 10%
Nonfarm,Nonres, 27%
C&I, 14%
Consumer, 1%
State & Other Political Sub. , 8%
Other, 5%
Construction, Land Dev, 13%
1-4 Residential, 22%

Loans HFI by Quarter



Dollar Change:
$12,614
$196
$12,810
$141
$12,951
$107
$13,058
$97
$13,155
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

- Portfolio exhibits diversity by product type, geography, and industry
- Solid growth in the quarter while maintaining solid credit quality

Source: Company reports
(1) Percentages may not sum to 100% due to rounding.

Trustmark

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio[1] ($ in millions)	06/30/24	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 300	6%
1-4 Family Construction	317	6%
Other Construction	1,022	19%
Total Construction, Land Development and Other Land Loans	**$ 1,639**	**31%**
Retail	331	6%
Offices	257	5%
Hotels/Motels	278	5%
Industrial	510	10%
Senior Living	528	10%
Other	429	8%
Total Non-owner Occupied & REITs	**$ 2,333**	**44%**
Multi-Family[2]	1,278	24%
Total CRE	**$ 5,250**	**100%**

CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

Offices (CRE) Portfolio[1] ($ in millions)	06/30/24	% of Offices Portfolio
Construction	$ 22	8%
Existing	257	92%
Total Offices	**$ 279**	**100%**
Offices (CRE) as % of LHFI	2%	
Average Loan Balance	$1.6 million	
YTD Office NCOs/Average Loans	0%	
Office Delinquencies/Total Offices	3.35%	
Office NPL/Total Offices	3.35%	
Criticized Offices/Total Offices	4.50%	

Offices (CRE) Portfolio

- Construction – centered predominantly in one 85% preleased, in footprint medical office project
- Existing (credits of $5 million or more)
  - * Weighted average occupancy of investment grade tenants is 46%
  - * Less than 10% lease turnover in each year from 2024-2028
  - * Weighted average vacancies of 5%
  - * Weighted average LTV of 68%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Multi-Family is included in Other Real Estate Secured Loans in Financials

Trustmark

Commercial Loan Portfolio Detail

Commercial Portfolio [1] ($ in millions)	06/30/24	% of Commercial Portfolio
Manufacturing	$ 371	15%
Real Estate & Rental & Leasing	285	12%
Construction	271	11%
Finance & Insurance	232	9%
Wholesale Trade	220	9%
Transportation & Warehousing	216	9%
Retail Trade	182	7%
Health Care & Social Assistance	152	6%
Information	115	5%
Professional, Scientific & Technical Services	96	4%
Administrative & Support & Waste Mgmt & Remediation Services	65	3%
Arts, Entertainment & Recreation	62	3%
Other	203	8%
Total	**$ 2,470**	**100%**

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $395 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 15%

Source: Company reports
(1) All information provided above reflects outstanding balances

Allowance for Credit Losses

($ in millions)


$143
-$1
$14
-$1
$155
Net impact of quantitative changes including loan growth, changing of the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments for credit migration and adjustments to the CRE concentration reserve
Net impact of all other changes including prepayment studies etc.
ACL 3/31/24
ACL 6/30/24

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management

Solid asset quality metrics

- Allowance for credit losses represented 1.18% of loans HFI and 840.20% of nonaccrual loans, excluding individually evaluated loans, at June 30, 2024
- Net charge-offs totaled $11.6 million for the second quarter; excluding the Mortgage Loan Sale, net charge-offs totaled $3.0 million, which represented 0.09% of average loans
- Nonaccrual loans declined 55% linked-quarter to $44.3 million driven by the Mortgage Loan Sale; nonaccrual loans represented 0.33% of total loans
- Nonperforming assets declined to $50.9 million in the second quarter and represented 0.38% of total loans



Nonperforming Assets(1)
(in millions)
$76
$1
$75
$96
$5
$91
$107
$7
$100
$106
$8
$98
$51
$7
$44
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Nonaccrual Loans
Other Real Estate



Allowance for Credit Losses/NPLs(2)
301%
274%
249%
235%
840%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Source: Company reports
(1) Totals may not foot due to rounding
(2) NPLs excludes individually evaluated loans

Attractive, Low-Cost Deposit Base

Deposits ($ in millions)		Change	
	6/30/2024	LQ	Y-o-Y
Interest Checking	$ 4,853	$ (21)	$ (1)
Noninterest Bearing DDA	3,154	114	(308)
Time Deposits	3,413	90	606
Savings	1,018	(25)	(131)
MMDA	3,026	(34)	383
Total Deposits	**$ 15,463**	**$ 124**	**$ 549**

Deposit Mix by Type 06/30/24[1] [2]


MMDA, 20%
Interest Checking, 31%
Savings, 7%
Time Deposits, 22%
Nonint.-Bearing DDA, 20%

Deposit Mix – Average Balance Q2-24[1]
($ in millions)


$14,738
$15,023
$15,304
$15,420
$15,406
24%
23%
22%
20%
21%
76%
77%
78%
80%
79%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Interest-bearing
Noninterest-bearing

- Deposits totaled $15.5 billion at June 30, 2024, an increase of $124.3 million, or 0.8%, linked-quarter and an increase of $549.0 million, or 3.7%, year-over-year
- Public fund deposits decreased $25.5 million, or 1.1%, linked-quarter to total $2.3 billion at June 30, 2024
- Brokered deposits totaled $610.3 million, up $12.8 million from the prior quarter, to represent 3.9% of total deposits at June 30, 2024
- Cost of interest-bearing deposits in the second quarter totaled 2.75%, a 1 basis point increase from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.
(2) Above does not include the daily sweep between low transaction interest checking to savings for regulatory purposes.

Stable, Granular & Low-Exposure Deposit Base



Deposit Accounts[1][3]
($ and # in thousands)
$26
$26
$27
$27
$27
461
464
465
463
460
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Average Accounts
Average Balance per Account



Deposit Segmentation
Insured vs Collateralized vs Uninsured & Uncollateralized[3]
$14,914
$15,102
$15,570
$15,339
$15,463
22%
22%
22%
22%
22%
15%
12%
14%
14%
14%
64%
65%
64%
64%
64%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Insured
Collateralized
Uninsured & Uncollateralized



Deposit Cost & Cumulative Beta
Actual
Forecast
1.52%
1.48%
1.85%
1.84%
2.10%
2.10%
2.19%
2.18%
2.18%
2.27%
29%
33%
38%
40%
40%
44%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
TRMK Beta
TRMK Deposit Cost
KRX Median Deposit Cost

- Stable, granular deposit base with 460 thousand average accounts with average balance per account of $27 thousand during Q2-24[1].
- Coverage Ratio[2] of 179% of uninsured and uncollateralized deposits ($3.4 billion) at June 30, 2024
- Deposit cost during Q2-24 was 4 basis points favorable to prior guidance

Source: Company reports
(1) Personal and Non-Personal Accounts, excluding Public Fund Accounts and Brokered CDs
(2) Coverage Ratio = Available Secured Borrowing Capacity / (Uninsured & Uncollateralized Deposits)
(3) Numbers and/or percentages may not foot due to rounding.

Income Statement Highlights – Net Interest Income

Net Interest Income – FTE
($ in millions)



$143
$142
$140
$136
$144
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Net Interest Income

Yields and Costs[1]



6.08%
6.34%
6.41%
6.40%
6.54%
3.33%
3.29%
3.25%
3.21%
3.38%
2.42%
2.72%
2.89%
2.92%
2.95%
1.87%
1.89%
1.85%
1.88%
2.19%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Loan Yield
NIM
Securities Yield
Cost of IBL

Net Interest Margin



3.21%
0.13%
0.05%
-0.01%
3.38%
Loan Rate/Volume
Securities Restructuring
Liability Rate/Volume
Q1-24 NIM
Q2-24 NIM

- Net interest income (FTE) totaled $144.3 million in the second quarter, resulting in a net interest margin of 3.38%, up 17 basis points from the prior quarter
- Securities yield of 2.19% increased 31 bps from the prior quarter driven by portfolio restructuring with an anticipated run rate yield of approximately 3.50% going forward

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Trustmark

Earning Asset Composition & Interest Rate Sensitivity

As of 06/30/24

- Substantial NII asset sensitivity is driven by loan portfolio mix with 51% variable rate
- Total interest rate swap hedge notional at quarter end was $1.165 billion (including $315 million of forward starting) with a weighted average maturity (WAM) of 3.0 years and a weighted average receive fixed rate of 3.23%
- Total interest rate floor notional at quarter end was $150 million (including $125 million of forward starting) with a WAM of 4.3 years at a SOFR rate of 3.68%

Loans by Rate Index[1,2]

Book Balance: $13.3B
Yield[3]: 6.54%



Prime, 9%
Fixed, 42%
Variable (<= 1-month), 41%
Hybrid ARMs, 7%
Variable (> 1-month), 2%

Hedge Notional [2][4]



$25
$850
3.12%
$46
$829
3.21%
$93
$650
3.34%
$113
$373
3.46%
$81
$193
3.54%
2024
2025
2026
2027
2028
Swap Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

Trustmark

Income Statement Highlights – Noninterest Income

Noninterest Income[1][2] ($ in millions)		Total Operating Results		Significant Non-Routine Transaction		Adjusted Continuing Operations	Change			
		Q2-24		Q2-24		Q2-24		LQ		Y-o-Y
Service Charges on Deposit Accounts	$	10.9			$	10.9	$	(0.0)	$	0.2
Bank Card and Other Fees		9.2				9.2		1.8		0.3
Mortgage Banking, net		4.2				4.2		(4.7)		(2.4)
Wealth Management		9.7				9.7		0.7		0.8
Other, net		248.0		(243.8)		4.2		1.1		1.5
Securities Gains (Losses), net		(182.8)		182.8		-		-		-
Total Noninterest Income	$	99.2	$	(61.0)	$	38.2	$	(1.1)	$	0.4

Significant Non-Routine Transactions included in Other, net:
- Sale of FBBI gain of $228.3 million
- FBBI noninterest income in Q2-24 of $12.2
- Visa Class C gain of $8.1 million
- Mortgage Loan Sale loss of $4.8 million
- Securities reposition loss of $182.8 million

Noninterest Income – Q2-24 [1][2]



Other, net, 11%
Service Charges on Deposit Accounts, 29%
Wealth Management, 25%
Mortgage Banking, net, 11%
Bank Card and Other Fees, 24%

Noninterest Income[1][2]
($ in millions)



$38
$37
$37
$39
$38
$11 $9 $7 $9 $3
$11 $8 $6 $9 $2
$11 $9 $6 $9 $3
$11 $7 $9 $9 $3
$11 $9 $4 $10 $4
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Wealth Management
Other, net

Noninterest Income = 21.3% of Quarterly Revenue

- Noninterest income from adjusted continuing operations[2] in the second quarter totaled $38.2 million in the second quarter, a decrease of $1.1 million linked-quarter and a $0.4 million increase year-over-year
- Bank Card and Other Fees totaled $9.2 million in the second quarter, an increase of $1.8 million, linked-quarter and $0.3 million year-over year
- Wealth Management revenue totaled $9.7 million in the second quarter, an increase of $0.7 million linked-quarter and $0.8 million year-over-year
- Mortgage Banking revenue totaled $4.2 million in the second quarter, a decrease of $4.7 million linked-quarter and $2.4 million year-over-year. The linked-quarter decrease was principally attributable to increased net negative hedge ineffectiveness, which was driven by a higher assumed discount rate on servicing cash flows.

Source: Company reports
(1) Totals may not foot due to rounding.
(2) Financial measures from adjusted continuing operations. Please refer to page 20 for Reconciliation of GAAP to Non-GAAP Results. For additional non-GAAP measures, please refer to the Earnings Release dated July 23, 2024, and the Consolidated Financial Information, Note 1 – Significant Non-Routine Transactions and Note 7 – Non-GAAP Financial Measures

Trustmark

Income Statement Highlights – Noninterest Expense

- Noninterest expense in the second quarter totaled $118.3 million, a decrease of $1.3 million linked-quarter
- Salaries and benefits expense declined $0.6 million from the prior quarter principally due to reduced compensation expense and a seasonal decline in payroll taxes, which were partially offset by increased commission expense

Noninterest Expense ($ in millions)			Change			
		Q2-24		LQ		Y-o-Y
Salaries & Benefits	$	64.8	$	(0.6)	$	(2.0)
Services & Fees		24.7		0.3		(3.1)
Net Occupany - Premises		7.3		(0.0)		0.4
Equipment Expense		6.2		(0.1)		(0.1)
Total Other Expense		15.2		(0.9)		1.4
Total Noninterest Expense	$	118.3	$	(1.3)	$	(3.3)



Noninterest Expense
($ in millions)
$122
$130(2)
$126
$120
$118
$67
$67
$69
$65
$65
$28
$27
$27
$24
$25
$7
$6
$7
$6
$6
$14
$15
$16
$16
$15
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Salaries and Benefits
Net Occupancy - Premises
Other Expense
Services & Fees
Equipment Expense

Source: Company reports
(1) Totals may not foot due to rounding
(2) Includes litigation settlement expense of $6.5 million

Trustmark

Capital Management

Solid capital position reflects consistent profitability of diversified financial services businesses

- Capital position remained strong with a CET1 ratio of 10.92% and a total risk-based capital ratio of 13.29% at June 30, 2024
- As previously announced, Trustmark's Board of Directors authorized a stock repurchase program effective January 1, 2024, under which $50.0 million of Trustmark's outstanding shares my be acquired through December 31, 2024. As of June 30, 2024, Trustmark has not repurchased any of its outstanding common shares.
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.23 per share payable September 15, 2024, to shareholders of record on September 1, 2024



Capital Ratios(1)
6.83%
9.87%
12.08%
6.84%
9.89%
12.11%
7.22%
10.04%
12.29%
7.47%
10.12%
12.42%
8.52%
10.92%
13.29%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
TCE/TA
CET1
Total Risk-Based Capital

Source: Company reports

(1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking and wealth management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint



Extended Commercial Trade Area
Banking Center States
LPO

Strategic Priorities to Enhance Shareholder Value

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices

Trustmark

Reconciliation of GAAP to Non-GAAP Results

		Q2-24	Q1-24	Q4-23	Q3-23	Q2-23
Adjusted Continuing Operations						
Net Interest Income (GAAP)	a	$ 141,029	$ 132,830	$ 136,742	$ 138,637	$ 139,904
Provision for Credit Losses (GAAP)	b	19,729	7,516	6,697	8,426	8,456
Less: PCL, LHFI sale of 1-4 family mortgage loans		(8,633)	-	-	-	-
Provision for Credit Losses From Adjusted Continuing Operations (Non-GAAP)	c	11,096	7,516	6,697	8,426	8,456
Noninterest Income (Loss) (GAAP)	d	(141,286)	39,355	36,605	36,921	37,829
Add: Mortgage Loan Sale Loss (incl in Other, Net)		4,798	-	-	-	-
Visa C Shares Gain (incl in Other, Net)		(8,056)	-	-	-	-
Securities (Gains) Losses, Net		182,792	-	-	-	-
Noninterest Income From Adjusted Continuing Operations (Non-GAAP)	e	38,248	39,355	36,605	36,921	37,829
Noninterest Expense (GAAP)	f	118,326	119,664	126,195	130,291	121,621
Less: Reduction in Force Expense (incl in Salaries and Employee Benefits)		-	-	(1,406)	-	-
Litigation Settlement		-	-	-	(6,500)	-
Noninterest Expense From Adjusted Continuing Operations (Non-GAAP)	g	118,326	119,664	124,789	123,791	121,621
Income (Loss) From Continuing Operations Before Income Taxes (GAAP)	a-b+d-f	(138,312)	45,005	40,455	36,841	47,656
Income Taxes From Continuing Operations (GAAP)	h	(37,707)	6,832	6,567	6,288	6,452
Income (Loss) From Continuing Operations (GAAP)	i	$ (100,605)	$ 38,173	$ 33,888	$ 30,553	$ 41,204
Income From Adjusted Continuing Operations Before Income Taxes (Non-GAAP)	a-c+e-g	49,855	45,005	41,861	43,341	47,656
Income Taxes From Adjusted Continuing Operations (Non-GAAP)		9,335	6,832	6,918	7,913	6,452
Income From Adjusted Continuing Operations (Non-GAAP)		$ 40,520	$ 38,173	$ 34,943	$ 35,428	$ 41,204
Total Revenue (GAAP)	a+d	$ (257)	$ 172,185	$ 173,347	$ 175,558	$ 177,733
Total Revenue (Non-GAAP)	a+e	$ 179,277	$ 172,185	$ 173,347	$ 175,558	$ 177,733
Discontinued Operations						
Gain on Sale of FBBI	j	$ 228,272	$ -	$ -	$ -	$ -
FBBI Operating Results - Noninterest Income	k	12,261	15,994	13,199	15,303	15,724
Noninterest Income		240,533	15,994	13,199	15,303	15,724
FBBI Operating Results - Noninterest Expense	l	7,893	11,482	10,234	10,654	10,597
Income From Discontinued Operations (GAAP)	m	232,640	4,512	2,965	4,649	5,127
Income Taxes From Discontinued Operations (GAAP)	n	58,203	1,150	730	1,173	1,294
Income From Discontinued Operations (GAAP)	o	$ 174,437	$ 3,362	$ 2,235	$ 3,476	$ 3,833
Total Operating Results						
Net Interest Income (GAAP)	a	$ 141,029	$ 132,830	$ 136,742	$ 138,637	$ 139,904
Provision for Credit Losses (GAAP)	b	19,729	7,516	6,697	8,426	8,456
Noninterest Income (Loss) (GAAP)	d	(141,286)	39,355	36,605	36,921	37,829
Gain on Sale of FBBI	j	228,272	-	-	-	-
FBBI Operating Results - Noninterest Income	k	12,261	15,994	13,199	15,303	15,724
Noninterest Income Total Operating Results (Non-GAAP)	p	99,247	55,349	49,804	52,224	53,553
Noninterest Expense (GAAP)	f	118,326	119,664	126,195	130,291	121,621
FBBI Operating Results - Noninterest Expense	l	7,893	11,482	10,234	10,654	10,597
Noninterest Expense Total Operating Results (Non-GAAP)	q	126,219	131,146	136,429	140,945	132,218
Income From Total Operating Results (Non-GAAP)	a-b+p-q	94,328	49,517	43,420	41,490	52,783
Income Taxes From Total Operating Results (Non-GAAP)	h+n	20,496	7,982	7,297	7,461	7,746
Income From Total Results (GAAP)	i+o	$ 73,832	$ 41,535	$ 36,123	$ 34,029	$ 45,037
Diluted Per Share Data						
Diluted Earnings (Loss) per Share From Continuing Operations (GAAP)		$ (1.64)	$ 0.62	$ 0.55	$ 0.50	$ 0.67
Diluted Earnings per Share From Discontinued Operationa (GAAP)		$ 2.84	$ 0.05	$ 0.04	$ 0.06	$ 0.06
Diluted Earnings per Share Total (GAAP)		$ 1.20	$ 0.68	$ 0.59	$ 0.56	$ 0.74
Diluted Earnings per Share From Adjusted Continuing Operations (Non-GAAP)		$ 0.66	$ 0.62	$ 0.57	$ 0.58	$ 0.67

Trustmark